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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 28, 2000


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as company under a Pooling and Servicing Agreement dated as of April 28, 2000 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2000-J1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-91561              41-1955181
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
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               (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code (612) 832-7000
                                                          ----- --------

         (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

    10.1 Pooling and Servicing Agreement, dated as of April 28, 2000, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee.

    10.2 Mortgage Loan Purchase Agreement, dated as of April 28, 2000 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.

    10.3 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Mortgage Pass-Through Certificates, Series 2000-J1, Class A-5.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                               By: /s/ Patricia C. Taylor
                                   -----------------------
                                   Patricia C. Taylor
                                   Vice President


Dated:  May 11, 2000

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                                  Exhibit Index


Exhibit Number       Description
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 10.1                Pooling and Servicing Agreement, dated as of April 28,
                     2000, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Norwest Bank Minnesota, National Association, as trustee.

 10.2 Mortgage Loan Purchase Agreement, dated as of April 28, 2000 by and between GMAC Mortgage Corporation, as seller, and Residential Asset Mortgage Products, Inc., as purchaser.

 10.3 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Mortgage Pass-Through Certificates, Series 2000-J1, Class A-5.